NASDAQ TICKER: ACBI INVESTOR PRESENTATION | Q1 2019

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “target,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward- looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the cost savings from our exit of the Tennessee and northwest Georgia markets may not be fully realized or may take longer to realize than expected; the funding impact from the loss of deposits following the sale of our Tennessee and northwest Georgia branches; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth initiatives in the Atlanta market area; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long- term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks and other significant disruptions in our information technology systems; the effect of changes in tax law, such as the effect of the Tax Cuts and Jobs Act that was enacted on December 22, 2017; and other risks and factors identified in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 14, 2019 in Part I, Item 1A under the heading “Risk Factors” and in Part II, Item 7 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” 2

Non-GAAP Financial Information Statements included in this annual report include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent net interest income and (ii) taxable equivalent net interest margin. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 3

Our Company We are a team of talented, experienced and entrepreneurial bankers focused on serving clients that value high-touch relationships and deep expertise. Atlanta’s Hometown Business Bank Specialty Businesses Commercial & Commercial Payments & Private Franchise Not-for-Profit Real Estate Fintech SBA Lending Banking Finance Enterprises Developers Companies Highlights Focused . Tennessee and NW Georgia divestiture Strategy . Investing in growth businesses Positioned . Atlanta metro for Growth . Specialty commercial business lines Fundamentally . Proven underwriting; superior credit quality Sound . Core deposit strength; treasury management experience 4

We Fuel Prosperity WE ARE A team of talented, experienced and entrepreneurial bankers WE SERVE Clients who value high-touch relationships and deep expertise WE WIN With creativity, expertise, teamwork, humility, and confidence 5

We Serve Growth Markets . Out of the top 10 largest U.S. metro areas, Atlanta Dollars in billions Atlanta MSA GDP has: . The second highest projected population growth $400 (2020) $350 . Lowest overall business cost index . 13 Fortune 500 headquarters (ranked #3) $300 . #3 market for tech talent labor pool growth . #1 moving destination (for eight consecutive $250 years) $200 . 70% of all US payments are processed through 2012 2013 2014 2015 2016 2017 Georgia 6 Source: Metro Chamber, Fortune and KPMG

Q1 2019 Results – Continuing Operations Q1 2019 Q1 2018 Change Net income $6.4 million $5.2 million 24% Loans held for investment $1.73 billion $1.56 billion 11% C&I loans $679 million $559 million 22% CRE loans $612 million $613 million (2)% Average non-interest $575 million $503 million 14% bearing deposits Average deposits $1.79 billion $1.56 billion 15% Net interest margin(1) 3.74% 3.39% 35bp (1) Net interest margin is taxable equivalent and is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slide 29 for more details. 7

2019 Priorities Divest Expand Focus on Manage Tennessee/ Atlanta Core Deposits Capital NW Georgia Success • Transaction • Hire commercial • Expand Payments • $85 million share closed in Q2 2019 and small and FinTech client repurchase business segments program • Recognize cost bankers savings • Leverage treasury • Evaluate • Open new management alternatives for • Restructure offices platforms in excess capital balance sheet Commercial, • Take advantage Business Banking of market and Not-for-profit disruption banking teams • Aggressively hire bankers in deposit rich verticals in Atlanta and nationally Positioned for improved performance and shareholder value creation 8

Tennessee/NW Georgia Divestiture . Exited Tennessee and northwest Georgia market and mortgage business Transaction . Closed the sale of 14 branches to FB Financial Corporation on April 5, 2019 . Deposit premium: 6.25% . Total loans: $385 million ACBI Tennessee and NW Georgia Franchise Balance . Total assets: $406 million Sheet . Total deposits: $593 million Impact(1) . Total liabilities: $607 million . Accretive to tangible book value per share . Projected Estimated cost savings: $18.0-$19.0 million Impact annually, pre-tax . Projected pro forma Q4 2019 ROAA of approximately 1.20% ACBI Divested Branches 9 (1) assumes a March 31, 2019 basis

Divestiture Strategic Rationale Results in a stronger company, with strategic clarity and an opportunity for meaningful value creation . Clarifies strategic focus on Atlantic Capital’s high performing core and Clarifies emerging commercial businesses in Atlanta and selected specialty businesses Strategy . Redirects investment of capital and other resources to these businesses . Results in immediate improvement in Atlantic Capital’s financial performance Financially with minimal impact to net income Compelling . Enhances shareholder returns and EPS accretion through significant share repurchase program Accretive . Produces immediate tangible book value accretion to Capital . Generates significant excess capital 10

Divestiture Pro Forma Impact – Loans Loan Portfolio – March 31, 2019 Divestiture Pro Forma – March 31, 2019 Consumer & Consumer & Consumer 1-4 Family Other 4% Other 2% & Other 1-4 Family 9% Multifamily 5% 3% Multifamily 2% 2% C&I C&D C&D 17% 1-4 Family 10% 9% 32% C&I 35% C&I Commercial Commercial Owner 39% Real Estate Real Estate Occupied 23% 22% 27% Multifamily Owner Commercial Owner 1% Occupied Real Estate C&D Occupied 19% 17% 4% 18% $ in thousands % of $ in thousands % of $ in thousands % of Amount Total Amount Total Amount Total C&I $ 745,923 35% 1-4 Family $ 123,205 32 % C&I $ 679,489 39 % Commercial Real Estate 459,818 22 Owner Occupied 102,505 27 Commercial Real Estate 394,087 23 Owner Occupied 407,450 19 C&I 66,434 17 Owner Occupied 304,945 18 C&D 188,279 9 Commercial Real Estate 65,731 17 C&D 173,885 10 1-4 Family 180,821 9 C&D 14,394 4 Consumer & Other 84,133 5 Consumer & Other 91,288 4 Consumer & Other 7,155 2 1-4 Family 57,616 3 Multifamily 49,284 2 Multifamily 5,355 1 Multifamily 43,929 2 Total $ 2,122,863 100 % Total $ 384,779 100 % Total $ 1,738,084 100 % Loan yield Q1 2019 5.30% Loan yield Q1 2019 4.82% Loan yield Q1 2019 5.40% 11

Divestiture Pro Forma Impact – Deposits Deposits – March 31, 2019 Divestiture Pro Forma – March 31, 2019 Brokered Time 3% Time Brokered 7% DDA 4% Time 1% DDA 22% 28% 25% DDA 30% Interest MMDAs & Checking Savings 13% 49% Interest MMDAs & MMDAs & Checking Savings Savings Interest 13% 40% 52% Checking 13% $ in thousands % of $ in thousands % of $ in thousands % of Amount Total Amount Total Amount Total DDA $690,658 28% DDA $128,829 22 % DDA $561,829 30% Interest Checking 310,909 13 Interest Checking 77,071 13 Interest Checking 233,838 13 MMDAs & Savings 1,203,369 49 MMDAs & Savings 239,732 40 MMDAs & Savings 963,637 52 Time 169,701 7 Time 147,632 25 Time 22,069 1 Brokered 65,811 3 Brokered 0 0 Brokered 65,811 4 Total $2,440,448 100% Total $593,264 100% Total $1,847,184 100 % IB deposit cost Q1 2019 1.50% IB deposit cost Q1 2019 1.21% IB deposit cost Q1 2019 1.61% Total deposit cost Q1 2019 1.06% Total deposit cost Q1 2019 0.95% Total deposit cost Q1 2019 1.09% 12

Atlanta’s Hometown Business Bank Proven business model focused on commercial clients and individuals that value high touch relationships and expertise Atlanta Market Highlights Atlanta Commercial and Private Banking Loans . Focusing efforts on core C&I and Private Banking markets $585 $590 $466 $506 $408 . Atlantic Capital Exchange (“ACE”) platforms provide 5.12% 4.72% distinctive treasury services 4.07% 3.72% . Three locations across Metro Atlanta 3.59% . Two experienced banking teams with 22 bankers 2015 2016 2017 2018 3/31/2019 Loans Yield on Loans Atlanta Loan and Deposit Composition – 3/31/2019 Atlanta Commercial and Private Banking Deposits Loans QTD Average Deposits $751 $766 $654 CRE $554 14% $470 0.57% CRE 38% 0.36% Commercial & Commercial & 0.18% 0.19% 0.21% Private Banking Private Banking 62% 86% 2015 2016 2017 2018 3/31/2019 Average Deposits Cost of Deposits $953MM $895MM 13 Note: Commercial & Private Banking charts exclude commercial real estate loans

Growing Specialty Businesses . 14 professionals located nationally SBA . Consistently ranked in top 3 for SBA 7(a) originations in Georgia(1) Lending . #41 SBA lender nationally(2) . More than $155 million in outstanding balances Franchise Lending . Focus on multi-unit operators across various industry verticals . 5 bankers focused on growing deposits and fee income with payments and fintech companies Payments & Fintech . Recognized as a Top 50 ACH Bank in the US by NACHA, the Electronic Payments Banking Association; originated $56 billion in payments in 2018 . Average deposits Q1 2019: $305 million (1) Source: Small Business Administration Georgia District Office (2) Source: NAGGL 14

Commercial Lending Focus Loans from Continuing Operations $1,731 $1,736 $28 $22 Mortgage Warehouse Residential $106 $118 Other 3% Consumer & Other 4% $1,519 $1,522 Mtg Warehouse 1% $39 $148 Construction $1,343 $88 $61 & Land $84 $653 $612 CRE 10% $136 $605 $622 $590 Commercial Commercial 57% Real Estate 25% $944 $984 Commercial $790 $688 $533 2015 2016 2017 2018 3/31/2019 Yield 3.46% 3.79% 4.27% 5.01% 5.40% Data as of 3/31/2019 Dollars in millions Commercial loans include commercial and industrial and owner occupied CRE loans. CRE loans include non-owner occupied and construction and land. Other loans 15 include residential mortgages, home equity, consumer and other loans. Prior periods have been retrospectively adjusted for the impact of discontinued operations.

Superior Credit Quality NPAs excluding restructured / Assets NCOs / Average Loans 0.23% 0.11% 0.02% 0.11% 0.02% 0.05% (0.01%) 0.43% 0.36% 0.40% 0.40% 0.12% 0.13% 0.14% 0.20% (0.32%) 2012 2013 2014 2015 2016 2017 2018 Q1 2019 2012 2013 2014 2015 2016 2017 2018 Q1 2019 ACBI Peers . Strong credit quality; consistently better than peers . Collaborative approach between bankers and credit officers . Credit officers have credit approval authority . Disciplined portfolio management process to identify potential problems early Source: SNL Peers include publicly traded banks headquartered in the Southeast as defined by SNL with assets between $1 billion and $5 billion. 16

Strong Core Deposit Franchise Average Deposits from Continuing Operations $1,794 5% Brokered $1,633 $1,540 5% $1,419 11% 15% $1,199 Interest 63% 12% Bearing 62% 57% 57% 60% 32% DDA 32% 33% 28% 28% 2015 2016 2017 2018 Q1 2019 Deposit cost 0.28% 0.38% 0.52% 0.77% 1.09% Dollars in millions Deposit figures represent YTD average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. 17

Expanding Net Interest Margin NIM by Year* NIM by Quarter* $21,165 $76,642 $20,524 $19,394 3.74% $63,738 $18,542 3.66% 3.50% $54,203 $17,541 3.51% 3.48% 3.39% $39,009 3.07% 2.76% 2.76% 2015 2016 2017 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net interest income Net interest margin . NIM has benefited from increases in short-term interest rates . Pro forma NIM of 3.50-3.55% after completion of branch divestiture Dollars in thousands Income and margin from continuing operations *Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest 18 margin. Please see “Non-GAAP Reconciliation” on slide 29 for more details.

Disciplined Expense Management Efficiency Ratio(1) Noninterest Expense Q1 2019 Q1 2018 Change 89.1% Salaries and employee benefits 9,213 8,950 263 76.3% Occupancy 639 885 (246) 70.4% Equipment and software 739 586 153 60.6% 57.9% Professional services 775 825 (50) Communications and data processing 675 681 (6) Other noninterest expense 1,754 1,361 393 Noninterest expense - continuing operations 13,795 13,288 507 Noninterest expense - discontinued operations 5,332 5,104 228 Total noninterest expense 19,127 18,392 735 2015 2016 2017 2018 Q1 2019 . Focus on expense management has driven lower efficiency ratio for continuing operations . 2019 expenses will include investments in: . Hiring additional bankers in Atlanta and specialty businesses . Opening new offices in Atlanta market 19 (1) Continuing operations

Strong Capital Position 13.7% 12.5% 12.5% 13.2% 11.0% 11.3% 11.0% 9.9% TCE / TA Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Bank Holding Company Excess capital will be deployed in a very thoughtful and disciplined manner Share repurchase . Board authorization to repurchase $85 million of stock program . Purchased $31 million of stock as of March 31, 2019 . Opened LPO in Cobb County Atlanta . Converting Athens LPO to branch office investments . Opening new private banking branch in Buckhead . Establishment of a regular quarterly dividend Additional . Redeem sub debt options . $50 million outstanding at 6.25% interest rate . Callable on September 30, 2020 20 Data as of 3/31/2019. Holding company amounts are estimates as of 3/31/2019.

Achievable Operating Leverage 2019 Targets Key Components Optimizing Financial Performance Tennessee/NW Georgia Divestiture Loan Growth High single digit Leverage Atlanta Success Focus on Core Deposits Efficiency Ratio Mid-to-high 50s Invest in Lending Businesses Q4 2019 ROAA 1.20% Capital Management 21

APPENDIX INVESTOR APPENDIX PRESENTATION MARCH 2018 THE SOUTHEAST’S BUSINESS BANK

Management Biographies • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to Douglas Williams the CDIAC of the Federal Reserve Board of Governors President and • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and Chief Executive Officer former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • EVP at Atlantic Capital since inception • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former Managing Director and Group Head for • Former CFO of Square 1 Financial, Inc. Wachovia Securities’ Continental European • Former EVP and CFO of Encore Bancshares, Inc. Group • Former SVP and Treasurer for Sterling Bancshares, • Member of TWIN (The World Innovation Patrick Oakes, CFA Inc. Kurt Shreiner Network – Chicago), Fiserv’s Commercial Executive Vice President, • Chartered Financial Analyst Executive Vice President, Payments Advisory Board and an executive in Chief Financial Officer Head of Corporate Financial Services residence at Juniata College in Pennsylvania • Senior Risk Management Officer at Atlantic • CRO of Atlantic Capital since its inception through Capital since inception 2017 • Former Director in Wachovia’s Risk • Former Chief Credit Officer for Wachovia’s Capital Management Division supporting Corporate, Finance business Investment Banking and Capital Markets • Former Head of Risk Management for all of groups Rich Oglesby Gray Fleming Wachovia’s Capital Markets business • Former Client Management and Risk Executive Vice President, Executive Vice President, • Serves on the Board of Trustees at Children’s General Banking Division Executive Chief Risk Officer Management Officer in Wachovia’s middle Literature for Children market commercial group in North Carolina 23

Financial Highlights

	METRICS	Q1 2019	Q4 2018	Q1 2018	2018	2017
Income[1]	Diluted EPS - continuing operations	$ 0.26	$ 0.29	$ 0.20	$ 1.07	$ (0.19)
	Diluted EPS	0.21	0.34	0.19	1.09	(0.15)
	Net income (loss) - continuing operations	6,440	7,483	5,191	28,050	(4,756)
	Net income (loss)	5,377	8,830	5,038	28,532	(3,726)
Performance Measures	Return on average assets	0.77 %	1.21 %	0.76 %	1.03 %	(0.14) %
	Return on average equity	6.80	10.90	6.66	9.05	(1.17)
	NIM - continuing operations [2]	3.74	3.66	3.39	3.50	3.07
	Efficiency ratio - continuing operations	60.61	57.50	64.50	57.93	70.44
Balance Sheet[3]	Total loans held for investment	$ 1,735	$ 1,728	$ 1,562	$ 1,728	$ 1,519
	Average deposits - continuing operations	1,794	1,780	1,565	1,633	1,540
Capital	Tier 1 capital ratio	11.0 %	11.5 %	11.3 %	11.5 %	11.2 %
	Total risk-based capital ratio	13.7	14.2	14.3	14.2	14.1
	TCE / TA	10.5	10.3	10.5	10.3	9.9
	Tangible book value per share [4]	$ 12.17	$ 11.88	$ 10.98	$ 11.88	$ 11.05
Asset Quality	Net charge offs to average loans [5]	0.11 %	0.00 %	0.05 %	0.02 %	0.23 %
	NPAs to total assets	0.40	0.20	0.13	0.20	0.14
	ALLL to loans held for investment [6]	1.04	1.03	1.01	1.03	1.00

Income in thousands

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Discontinued operations have been reported retrospectively for periods presented prior to December 31, 2018. [2] Taxable equivalent [3] Dollars in millions [4] Excludes effect of acquisition related intangibles. [5] Annualized [6] The first quarter 2019 and fourth quarter 2018 ratio are calculated on a continuing operations basis. Prior period ratios have not been retroactively adjusted for the impact of discontinued operations.

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Balance Sheet

(in thousands, except share data)		March 31, 2019		December 31, 2018		March 31, 2018
ASSETS						
Cash and due from banks	$	36,992	$	42,895	$	39,985
Interest-bearing deposits in banks		76,720		216,040		62,787
Other short-term investments		29,457		9,457		9,669
Cash and cash equivalents		143,169		268,392		112,441
Securities available-for-sale		402,640		402,486		458,730
Other investments		28,844		29,236		37,949
Loans held for sale		1,530		5,889		835
Loans held for sale - discontinued operations[1]		384,779		373,030		397,094
Loans held for investment[1]		1,734,557		1,728,073		1,562,327
Less: allowance for loan losses[2]		(18,107)		(17,851)		(19,885)
Loans held for investment, net		1,716,450		1,710,222		1,542,442
Premises held for sale - discontinued operations[1]		11,317		7,722		7,810
Premises and equipment, net[1]		19,730		9,779		7,665
Bank owned life insurance		65,486		65,149		64,014
Goodwill - discontinued operations[1]		4,555		4,555		4,555
Goodwill and intangible assets, net[1]		21,376		21,523		22,930
Other real estate owned		971		874		927
Other assets		55,040		56,583		61,273
Total assets	$	2,855,887	$	2,955,440	$	2,718,665
LIABILITIES AND SHAREHOLDERS' EQUITY						
Deposits:						
Noninterest-bearing demand[1]	$	561,829	$	602,252	$	472,181
Interest-bearing checking[1]		233,838		252,490		214,333
Savings[1]		896		725		3,593
Money market[1]		962,741		987,183		699,311
Time[1]		22,069		10,623		3,074
Brokered deposits		65,811		99,241		112,376
Deposits to be assumed - discontinued operations[1]		593,264		585,429		591,432
Total deposits		2,440,448		2,537,943		2,096,300
Federal funds purchased		–		–		40,000
Securities sold under agreements to repurchase - discontinued operations[1]		9,821		6,220		7,855
Federal Home Loan Bank borrowings		–		–		185,000
Long-term debt		49,746		49,704		49,577
Lease liabilities - discontinued operations[1]		4,068		–		–
Other liabilities		31,177		37,920		32,874
Total liabilities		2,535,260		2,631,787		2,411,606
SHAREHOLDERS' EQUITY						
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of March 31, 2019, December 31, 2018, and March 31, 2018		–		–		–
Common stock, no par value; 100,000,000 shares authorized; 24,466,964, 25,290,419, and 25,772,208 shares issued and outstanding as of March 31, 2019, December 31, 2018, and March 31, 2018, respectively		276,346		291,771		300,893
Retained earnings		47,191		42,187		18,693
Accumulated other comprehensive (loss) income		(2,910)		(10,305)		(12,527)
Total shareholders' equity		320,627		323,653		307,059
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$	2,855,887	$	2,955,440	$	2,718,665

[1]Assets and liabilities related to the sale of Tennessee and northwest Georgia banking operations were classified as held for sale as of December 31, 2018, and prior periods have been adjusted retrospectively. [2]The allowance for loan losses has not been adjusted retrospectively in prior periods.

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Period End Loans(1)

(dollars in thousands)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 1,530	$ 5,889	$ 1,886	$ 1,612	$ 835	$ (4,359)	$ 695
Loans held for sale - discontinued operations	384,779	373,030	375,976	382,732	397,094	11,749	(12,315)
Total loans held for sale	$ 386,309	$ 378,919	$ 377,862	$ 384,344	$ 397,929	$ 7,390	$ (11,620)
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 679,489	$ 645,374	$ 581,737	$ 546,497	$ 558,654	$ 34,115	$ 120,835
Commercial real estate:							
Multifamily	43,929	88,826	108,001	92,013	92,016	(44,897)	(48,087)
Owner occupied	304,945	298,291	295,801	265,576	260,270	6,654	44,675
Investment	394,087	407,711	409,145	386,072	389,410	(13,624)	4,677
Construction and land:							
1-4 family residential construction	2,067	1,006	–	378	287	1,061	1,780
Other construction, development, and land	171,818	155,226	147,114	134,764	131,466	16,592	40,352
Mortgage warehouse loans	22,267	27,967	27,838	38,352	44,575	(5,700)	(22,308)
Total commercial loans	1,618,602	1,624,401	1,569,636	1,463,652	1,476,678	(5,799)	141,924
Residential:							
Residential mortgages	32,915	32,800	24,904	20,270	19,446	115	13,469
Home equity	23,171	22,822	33,410	32,638	34,673	349	(11,502)
Total residential loans	56,086	55,622	58,314	52,908	54,119	464	1,967
Consumer	35,203	25,851	26,825	25,531	23,214	9,352	11,989
Other	26,663	24,712	10,579	12,409	11,769	1,951	14,894
	1,736,554	1,730,586	1,665,354	1,554,500	1,565,780	5,968	170,774
Less net deferred fees and other unearned income	(1,997)	(2,513)	(2,896)	(2,921)	(3,453)	516	1,456
Total loans held for investment	$ 1,734,557	$ 1,728,073	$ 1,662,458	$ 1,551,579	$ 1,562,327	$ 6,484	$ 172,230
Total loans	$ 2,120,866	$ 2,106,992	$ 2,040,320	$ 1,935,923	$ 1,960,256	$ 13,874	$ 160,610

(1) Loans held for sale-discontinued operations and loans held for investment have been reported retrospectively for all periods prior to December 31, 2018.

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Period End and Average Deposits

Period End Deposits (dollars in thousands)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	Linked Quarter Change	Year Over Year Change
DDA	$ 561,829	$ 602,252	$ 518,155	$ 464,282	$ 472,181	$ (40,423)	$ 89,648
NOW	233,838	252,490	407,214	241,461	214,333	(18,652)	19,505
Savings	896	725	698	951	3,593	171	(2,697)
Money market	962,741	987,183	759,583	647,247	699,311	(24,442)	263,430
Time	22,069	10,623	10,396	10,359	3,074	11,446	18,995
Brokered	65,811	99,241	79,119	92,656	112,376	(33,430)	(46,565)
Total deposits - continuing operations	1,847,184	1,952,514	1,775,165	1,456,956	1,504,868	(105,330)	342,316
Deposits to be assumed - discontinued operations	593,264	585,429	604,659	609,631	591,432	7,835	1,832
Total deposits	$ 2,440,448	$ 2,537,943	$ 2,379,824	$ 2,066,587	$ 2,096,300	$ (97,495)	$ 344,148
Payments clients	$ 361,192	$ 397,608	$ 258,320	$ 251,748	$ 311,943	$ (36,416)	$ 49,249

Average Deposits (dollars in thousands)	2019 First Quarter	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	Linked Quarter Change	Q1 2019 vs Q1 2018
DDA	$ 575,453	$ 597,239	$ 561,355	$ 489,722	$ 502,829	$ (21,786)	$ 72,624
NOW	276,212	280,449	314,759	287,283	236,796	(4,237)	39,416
Savings	884	712	616	674	527	172	357
Money market	847,254	798,017	697,578	645,034	697,092	49,237	150,162
Time	12,847	10,117	10,406	9,855	9,800	2,730	3,047
Brokered	81,141	93,558	67,937	100,425	117,787	(12,417)	(36,646)
Total deposits - continuing operations	1,793,791	1,780,092	1,652,651	1,532,993	1,564,831	13,699	228,960
Deposits to be assumed - discontinued operations	593,313	600,769	601,421	602,832	589,054	(7,456)	4,259
Total deposits	$ 2,387,104	$ 2,380,861	$ 2,254,072	$ 2,135,825	$ 2,153,885	$ 6,243	$ 233,219
Payments clients	$ 295,059	$ 263,800	$ 227,029	$ 219,016	$ 256,794	$ 31,259	$ 38,265
Noninterest bearing deposits as a percentage of average deposits - continuing operations	32.1%	33.6%	34.0%	31.9%	32.1%		
Cost of deposits - continuing operations	1.09%	0.93%	0.76%	0.71%	0.63%		

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Income Statements[1]

(in thousands)	Three months ended March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	Years ended December 31, 2018	December 31, 2017
TOTAL INTEREST INCOME	$ 26,197	$ 26,628	$ 24,017	$ 22,836	$ 21,279	$ 94,760	$ 75,818
TOTAL INTEREST EXPENSE	5,773	5,560	4,720	4,392	3,841	18,513	12,986
NET INTEREST INCOME	20,424	21,068	19,297	18,444	17,438	76,247	62,832
Provision for loan losses	814	502	845	(173)	772	1,946	3,218
NONINTEREST INCOME							
Service charges	794	876	804	828	707	3,215	2,734
Gains (losses) on sale of securities	–	(1,853)	–	(2)	–	(1,855)	(63)
Gains (losses) on sale of other assets	(3)	–	58	(166)	(46)	(154)	742
Trust income	–	–	–	507	518	1,025	1,814
Derivatives income	(111)	154	20	20	114	308	156
Bank owned life insurance	360	380	379	378	369	1,506	1,530
SBA lending activities	1,086	425	882	997	1,302	3,606	4,129
Gain on sale of trust company	–	–	–	1,681	–	1,681	–
Other noninterest income	210	182	112	223	198	715	1,137
Total noninterest income	2,336	164	2,255	4,466	3,162	10,047	12,179
NONINTEREST EXPENSE							
Salaries and employee benefits	9,213	7,573	7,332	7,911	8,950	31,766	33,130
Occupancy	639	655	732	700	885	2,972	2,516
Equipment and software	739	783	747	701	586	2,817	2,341
Professional services	775	947	796	943	825	3,511	4,591
Postage, printing and supplies	48	30	55	44	37	166	244
Communications and data processing	675	772	566	657	681	2,676	2,625
Marketing and business development	226	224	211	135	140	710	798
FDIC premiums	235	157	154	143	108	562	697
Other noninterest expense	1,245	1,067	1,279	1,389	1,076	4,811	5,588
Total noninterest expense	13,795	12,208	11,872	12,623	13,288	49,991	52,834
INCOME FROM CONTINUING OPERATIONS	8,151	8,522	8,835	10,460	6,540	34,357	18,959
Provision for income taxes	1,711	1,039	1,837	2,082	1,349	6,307	23,715
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	6,440	7,483	6,998	8,378	5,191	28,050	(4,756)
Net income (loss) from discontinued operations	(1,063)	1,347	(485)	(227)	(153)	482	1,030
NET INCOME (LOSS)	$ 5,377	$ 8,830	$ 6,513	$ 8,151	$ 5,038	$ 28,532	$ (3,726)

[1]Discontinued operations have been reported retrospectively for all periods presented.

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Non-GAAP Financial Measures

(in thousands)	2019 First Quarter	2018 First Quarter
Taxable equivalent net interest margin reconciliation		
Net interest margin - GAAP	3.72%	3.37%
Impact of taxable equivalent adjustment	0.02%	0.02%
Net interest margin - taxable equivalent	3.74%	3.39%

(in thousands)	For the Years Ended December 31, 2018	2017	2016	2015
Net interest income reconciliation				
Net interest income - GAAP	$ 76,247	$ 62,832	$ 53,719	$ 38,946
Taxable equivalent adjustment	395	906	484	63
Net interest income - taxable equivalent	$ 76,642	$ 63,738	$ 54,203	$ 39,009
Taxable equivalent net interest margin reconciliation				
Net interest margin - GAAP	3.48%	3.03%	2.74%	2.75%
Impact of taxable equivalent adjustment	0.02%	0.04%	0.02%	0.01%
Net interest margin - taxable equivalent	3.50%	3.07%	2.76%	2.76%

	2019	2018			
(in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Taxable equivalent net interest income reconciliation					
Net interest income - GAAP	$ 20,424	$ 21,068	$ 19,297	$ 18,444	$ 17,438
Taxable equivalent adjustment	100	97	97	98	103
Net interest income - taxable equivalent	$ 20,524	$ 21,165	$ 19,394	$ 18,542	$ 17,541
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP	3.66%	3.60%	3.45%	3.52%	3.49%
Impact of taxable equivalent adjustment	0.02%	0.02%	0.02%	0.02%	0.02%
Net interest margin - taxable equivalent	3.68%	3.62%	3.47%	3.54%	3.51%

29

Financial Information from Discontinued Operations

Assets and Liabilities from Discontinued Operations (in thousands)	March 31, 2019	December 31, 2018
Cash	$ 4,168	$ 4,234
Loans held for sale - discontinued operations	384,779	373,030
Premises held for sale - discontinued operations	11,317	7,722
Goodwill - discontinued operations	4,555	4,555
Other assets	1,158	1,405
Total assets	$ 405,977	$ 390,946
Deposits to be assumed - discontinued operations	$ 593,264	$ 585,429
Securities sold under agreements to repurchase - discontinued operations	9,821	6,220
Lease liabilities - discontinued operations	4,068	-
Total liabilities	$ 607,153	$ 591,649
Net liabilities	$ (201,176)	$ (200,703)

Components of Net Income (Loss) from Discontinued Operations	2019	2018			
(in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net interest income	$ 3,125	$ 3,225	$ 3,266	$ 3,570	$ 4,079
Provision for loan losses	–	(3,097)	–	–	–
Net interest income after provision	3,125	6,322	3,266	3,570	4,079
Service charges	481	483	474	480	485
Mortgage income	288	320	315	363	304
Other income	21	47	22	22	32
Total noninterest income	790	850	811	865	821
Salaries and employee benefits	2,427	2,757	2,820	3,010	3,127
Occupancy	339	479	556	511	470
Equipment and software	123	158	217	203	201
Amortization of intangibles	247	271	296	319	343
Communications and data processing	389	440	381	346	362
Divestiture expense	1,449	825	–	–	–
Other noninterest expense	358	446	453	349	601
Total noninterest expense	5,332	5,376	4,723	4,738	5,104
Net income (loss) before provision for income taxes	(1,417)	1,796	(646)	(303)	(204)
Provision (benefit) for income taxes	(354)	449	(161)	(76)	(51)
Net income (loss) from discontinued operations	$ (1,063)	$ 1,347	$ (485)	$ (227)	$ (153)

30